Exhibit 10.2

                          PLEDGE AND SECURITY AGREEMENT
                          -----------------------------


     This PLEDGE AND SECURITY AGREEMENT (this "Agreement") is entered into effective as of this 23rd day of May, 2006, by Tradestar Services, Inc., a Nevada corporation ("Pledgor"), in favor of Larry M. Wright and Franklin M. Cantrell, Jr. and/or their successors or assigns (collectively, the "Pledgees").

                                    RECITALS

          A. Simultaneously with the execution of this Agreement, Pledgor has executed and delivered to the Payees the following promissory notes (collectively the "Notes"):

               1. Promissory Note, dated of even date herewith, executed by the Pledgor and payable to the order of Larry M. Wright in the original principally amount of $1,500,000.00.

               2 Promissory Note, dated of even date herewith, executed by the Pledgor and payable to the order of Franklin M. Cantrell, Jr. in the original principal amount of $1,575,000.00.

          B. As part of the consideration of the Pledgees accepting the Notes (as opposed to cash or other consideration) Pledgor agreed to pledge and deliver to Pledgees 100 % of the issued and outstanding membership interests in Tradestar Acquisition Sub, L.L.C., a Nevada limited liability company (the "Company"), as security for the Notes and other obligations hereafter identified.

                                    AGREEMENT

     NOW, THEREFORE, to induce Pledgees to accept the Notes; and as security for Pledgor's obligations under the Notes and any other obligations or liabilities under this Agreement, the Agreement and Plan of Merger, dated of even date herewith, by and among Pledgor, the Company, The Cymri Corporation, a Texas corporation ("CYMRI"), the Pledgees, Robert G. Wonish and Michael W. Hopkins (the "Merger Agreement'), and the Assumption and Indemnification Agreement, dated of even date herewith, by among the Pledgor, CYMRI, Pledgees, Robert W. Wonish, Petroleum Engineers, Inc. and Triumph Energy, Inc. (the "Indemnification Agreement" and together with this Agreement, the Notes and the Merger Agreement, the "Loan Documents" and the obligations and liabilities of Pledgor under the Loan Documents are collectively referred to herein as the "Secured Indebtedness"), the parties hereto agree as follows:

     1. Pledge of Membership Interests. Pledgor hereby grants to Pledgees a security interest in, and pledges to Pledgees, 100% of the membership interests of the Company (the "Membership Interests") and hereby assigns, transfers and sets over to Pledgees all of Pledgor's right, title and interest in and to the Membership Interests, to be held by Pledgees as security for the Secured Indebtedness and further upon the terms and conditions set forth in this Agreement.

     2. Pledge of Additional Membership Interests, If Pledgor shall, at any time or from time to time after the date hereof, acquire, by purchase, dividend or otherwise, any additional membership interests of whatever class or description of the Company, or any other securities or other instruments convertible or exchangeable for any such additional membership interests or any rights in participation of profits, options or warrants or any other contractual rights relating to any participation in the Company (collectively, the "Additional Membership Interests"), Pledgor shall be deemed to have pledged to Pledgees the Additional Membership Interests pursuant to this Agreement. Pledgor hereby grants a security interest in and assigns, transfers and sets over to Pledgees all of Pledgor's right, title and interest in and to the Additional Membership Interests and such certificates, instruments, documents and contracts evidencing the same as security for the Secured Indebtedness. The Membership Interests, the Additional Membership Interests and any membership interests or other securities issued in exchange therefor or replacement thereof are hereafter called the "Pledged Securities." Pledgor hereby further assigns, transfers, sets over and grants to Pledgees a security interest in and to all proceeds of the Pledged Securities. If at any time any of the Pledged Securities are evidenced by certificates, Pledgor will deliver to the Pledgees' Representative (as defined herein) such certificates, together with stock powers duly executed by Pledgor.

     3. Representations, Warranties and Covenants. Pledgor represents, warrants and covenants that:

          (a) the Membership Interests are validly issued and outstanding and are fully paid and nonassessable and constitute all of the outstanding ownership and membership interests of the Company, and there are no outstanding rights in Pledgor or any other person or organization to acquire any additional, ownership and membership interests of the Company, or any other securities or other instruments now or hereafter convertible or exchangeable for any such additional capital stock and ownership membership interests;

          (b) Pledgor is the holder of record and sole beneficial owner of the Membership Interests;

          (c) Pledgor has good and marketable title to the Membership Interests, and will have good and marketable title to all other Pledged Membership Interests when acquired, free of all mortgages, pledges, liens, security interests, conditional sale or other title retention agreements, charges or encumbrances and adverse claims of any kind whatsoever;

          (d) Pledgor will warrant and forever defend the title to the Pledged Membership Interests and its proceeds against the claims and demands of all persons whomsoever claiming or to claim the same or any part thereof;

          (e) So long as the Secured Indebtedness or any part thereof remains unpaid, Pledgor covenants and agrees that Pledgor shall furnish to Pledgees such stock powers, consents, security agreements and other instruments as may be required by Pledgees to evidence their interest in the Pledged Membership Interests and to assure the transferability of the Pledged Membership Interests when requested by Pledgees;

          (f) Pledgor will, on request of Pledgees, promptly correct any defect, error or omission which may be discovered in the contents of this Agreement or the Notes, or in any other instrument executed in connection herewith or therewith; and

          (g) If the validity or the priority of this Agreement or of any right, title, security interest or other interest created or evidenced hereby or of any right, title, security interest or other interest of Pledgor in and to the Pledged Securities shall be attacked, endangered or questioned or if any legal proceedings are instituted against Pledgor with respect thereto, Pledgor will give prompt notice thereof to Pledgees.

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     4.  Restrictions  on  Disposition  of the Pledged  Membership  Interests by
Pledgor. Pledgor will not, directly or indirectly, sell, assign, transfer, mortgage, pledge, hypothecate or otherwise dispose of the Pledged Membership Interests or any interest therein, or create, assume or permit any lien or encumbrance of any kind whatsoever to exist with respect thereto, without the express written consent of Pledgees.

     5. Voting. Unless and until an Event of Default shall have occurred and be continuing, Pledgor shall have the right to vote the Pledged Securities and to otherwise act with respect thereto. All rights of Pledgor to vote shall, without further action by any party, cease if an Event of Default shall occur.

     6. Dividends and other Distributions. Pledgor agrees that it shall not cause or allow the Company to declare a dividend or make a distribution of its membership interests, subdivide its outstanding membership interests, combine its outstanding membership interests into a smaller number of units, or issue by reclassification of its membership interests (including any such reclassification in connection with a consolidation or merger in which Company is the continuing entity) any Securities of its capital ownership that would in any way reduce the percentage ownership interest of the Pledged Securities in Company or otherwise dilute in any way such ownership interest.

     7. Remedies. If Pledgor, as the case may be, defaults on any of the Notes or any of the Secured Indebtedness, or if Pledgor breaches any representation, warranty or covenant, or defaults upon any obligations, hereunder and such breach or default is not cured after thirty (30) days following the delivery of written notice of such breach or default to Pledgor (each an "Event of Default"), then upon notice to Pledgor that Pledgees intend to exercise rights and/or remedies under this Agreement and/or any other Loan Document, Pledgees shall be entitled to exercise all of the rights, powers and remedies vested in them by this Agreement, the Notes and all other Loan Documents and all rights, powers and remedies now or hereafter existing at law or in equity or by statute or otherwise for the protection and enforcement of their rights with respect to the Pledged Securities, and Pledgees shall be entitled, without limitation:

          (a) to  transfer  all or any  part  of  the  Pledged  Securities  into
     Pledgees'   names  or  the  names  of  their  nominees  and  to  cause  new certificates or instruments to be issued in the names of such transferees;

          (b) to vote all or any part of the Pledged Securities, whether or not transferred into the name of the Pledgees or nominees, and to give all consents, waivers and ratifications with respect to the Pledged Securities and otherwise act with respect thereto as though it were the outright owner thereof, Pledgor hereby irrevocably constituting and appointing Pledgees the proxy and attorney-in-fact of Pledgor, with full power of substitution, to do so; and

          (c) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Pledged Securities, or any interest therein, at any public or private sale, without demand or performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or otherwise, other than written notice to Pledgor of same, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, for such reasonable price or prices and on such terms as Pledgees in its absolute discretion may determine. Pledgor hereby waives demand, advertisement and notice, other than to Pledgor, of Pledgees intention to sell and the time and place of the sale.

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          At any sale, unless prohibited by applicable law, Pledgees may bid for and purchase all or any part of the Pledged Securities so sold free from any right or equity of redemption. Any public sale shall be held at such time or times within the ordinary business hours and at such place or places as Pledgees may affix in the notice of such sale. At any sale, public or private, pursuant to the provisions of this Subsection or Subsection 7(d), the Pledged Securities may be sold in one lot as an entirety or in separate lots, as Pledgees may determine. Pledgees shall not be obligated to make any sale pursuant to any such notice. Pledgees may without notice or publication adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale and such sale may be made at any time or place to which the same may be so adjourned. Pledgees are authorized at any public sale, if Pledgees deem it advisable to do so, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Securities for their own account for investment and not with a view to the distribution or resale of any of the Pledged Securities.

          (d) to have and exercise all the rights of a secured party after default under the Uniform Commercial Code of Texas and in conjunction with, in addition to or in substitution for those rights and remedies and the rights and remedies provided for herein:

               (i) written notice mailed to Pledgor as provided herein five (5) days prior to the date of public sale of the Pledged Securities or prior to the date after which private sale of the Pledged Securities will be made shall constitute reasonable notice; and

               (ii) it shall not be necessary that the Pledged Securities or any part thereof be present at the location of such sale; and

               (iii) prior to the application of proceeds of the disposition of the Pledged Securities to the Secured Indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale, selling, and the like, and the attorneys' fees and legal expenses incurred by Pledgees; and

               (iv) the sale by Pledgees of less than the whole of the Pledged Securities shall not exhaust the rights of Pledgees hereunder and Pledgees are specifically empowered to make successive sales hereunder until the whole of the Pledged Securities shall be sold, and if the proceeds of such sale of less than the whole of the Pledged Securities shall be less than the aggregate of the Secured Indebtedness, this Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Pledged Securities just as though no sale had been made; and

               (v) the holder of the Secured Indebtedness or any part thereof on which payment or performance is delinquent shall have the option to proceed with foreclosure in satisfaction of such delinquent payment or performance either through judicial proceedings or by proceeding as if under a full foreclosure, conducting the sale as herein provided without declaring the entire Secured Indebtedness due, and if sale is made because of a default upon an installment or other performance due under the Secured Indebtedness, such sale may be made subject to the

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

          unmatured part of the Secured Indebtedness; and it is agreed that such sale, if so made, shall not in any manner effect the unmatured part of the Secured Indebtedness, but as to such unmatured part this Agreement shall remain in full force and effect as though no sale had been made under the provisions of this subparagraph. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Secured Indebtedness; and

               (vi) in the event any sale hereunder is not completed or is defective in the opinion of Pledgees, such sale shall not exhaust the rights of Pledgees hereunder and Pledgees shall have the right to cause a subsequent sale or sales to be made hereunder; and

               (vii) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Secured Indebtedness or as to the occurrence of any default, or as to Pledgees having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to any other act or thing having been duly done by Pledgees, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

               (viii) Pledgees may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Pledgees including the sending of notices and the conduct of sale.

               (e) to resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the Secured Indebtedness in whole or in part and in such portions and in such order as may seem best to Pledgees in their sole and uncontrolled discretion, and any such action shall not be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement.

          To the full extent Pledgor may do so, Pledgor agrees that Pledgor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption with respect to the Pledged Securities and Pledgor for Pledgor and Pledgor's heirs, devisees, personal representatives, receivers, trustees, successors and assigns and for any and all persons ever claiming any interest in the Pledged Securities, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the Secured Indebtedness, notice of election to mature or declare due the whole of the Secured Indebtedness and all rights to a marshalling of the assets of Pledgor, including the Pledged Securities or proceeds thereof, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created.

     8. Application of Proceeds by Pledgees. All proceeds collected upon any sale of the Pledged Securities or part thereof hereunder, together with all other cash received by Pledgees hereunder, shall be applied as follows:

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          First:  to the  payment  of  all  reasonable  costs  and  expenses  of retaking, holding, preparing for sale, selling and the like and to reasonable attorneys' fees and legal expenses incurred by Pledgees;

          Second: to the satisfaction of any indebtedness secured by this Agreement, including, without limitation, the Secured Indebtedness, Pledgor to remain liable for any deficiency;

          Third: to the satisfaction of indebtedness secured by any subordinate security interest in the Pledged Securities so sold, if written notification of demand therefor is received before distribution of the proceeds is completed and if the holder of such subordinate security interest has seasonably furnished reasonable proof of his interest; and

          Fourth: the balance, if any, to Pledgor.

     9. Pledgor's Obligations Absolute. The obligations of Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from the applicable provisions of any of the Notes, any other Loan Documents or with respect to any of the Secured Indebtedness, or any assignment or transfer of any interest therein; (b) any waiver, consent, extension, indulgence or other action or inaction under or with respect to any Secured Indebtedness to Pledgees or any exercise or non-exercise of any right, remedy, power or privilege under or with respect thereto or with respect to this Agreement or any other Loan Document;
(c) any furnishing of additional security to Pledgees or any release of security or guaranty by Pledgees; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding; (e) release of any party liable either directly or indirectly for the Secured Indebtedness or any part thereof or for any covenant herein or in any other Loan Document; or (f) any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Pledgor with respect to the performance of its obligations under this Agreement. Without notice to or consent of Pledgor, and without impairment of the lien and security interest and other rights created by this Agreement, Pledgees may accept from Pledgor, or from any other person or persons, additional security for the Secured Indebtedness to Pledgees.

     10. Registration Rights. If Pledgees shall determine to exercise the right to sell all or any of the Pledged Securities pursuant to Section 7 of this Agreement, Pledgor agrees that, upon request of Pledgees' Representative, Pledgor will, to the extent within Pledgor's control, do or cause to be done all commercially reasonable acts and things as may be necessary to make a sale of the Pledged Securities or any part thereof valid and binding and in compliance with applicable federal and state law, including, without limitation, all acts that may be necessary to bring such sale within an exemption under federal and state securities laws (collectively, the "Securities Acts").

     11. Non-Public Sale. If at any time when Pledgees shall elect to exercise their right to sell all or any of the Pledged Securities pursuant to Section 7 of this Agreement, the Pledged Securities, or the part thereof to be sold, shall not be effectively registered under the Securities Acts, Pledgees may, in their sole and absolute discretion, sell the Pledged Securities or part thereof by private sale in such manner and under such circumstances as Pledgees may deem necessary or advisable in order that such sale may be effected legally without applicable registration. Without limiting the generality of the foregoing, Pledgees, in their sole and absolute discretion (a) may proceed to make the

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private sale  notwithstanding  that a registration  statement for the purpose of registering the Pledged Securities shall have been filed under the Securities Acts, (b) may approach and negotiate with as few as one possible purchaser to effect the sale and (c) may restrict the sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of the Pledged Securities and who will satisfy other conditions that at the time are or may be required for a lawful non-public sale or are reasonably requested by Pledgees. Any sale complying with the foregoing shall be deemed to have been conducted in a commercially reasonable manner, but the foregoing shall not be considered minimum requirements for a commercially reasonable sale. In the event of any non-public sale, Pledgees shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that Pledgees may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

     12. Costs and Expenses. Pledgor will upon demand pay to Pledgees the amount of any and all reasonable expenses incurred by Pledgees in administering this Agreement, including, without limitation, the reasonable fees and expenses of Pledgees' counsel and of any experts, agents, investment advisors and securities brokers, dealers or underwriters that Pledgees may incur in connection with (a) the exercise or enforcement of any of the rights of Pledgees, including sale of, collection from or other realization upon the Pledged Securities (b) the failure by Pledgor to perform or observe any of the provisions hereof or (c) the successful defense of any counterclaim, cross-claim or other cause of action asserted by Pledgor in connection with this Agreement.

     13. Remedies Cumulative. Each right, power and remedy of Pledgees provided for in this Agreement, any Note, and any of the other Loan Documents, now or hereafter existing at law, in equity and by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other such right, power and remedy. The exercise or beginning of the exercise by Pledgees of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise of all such other rights, powers or remedies. No failure or delay on the part of Pledgees to exercise any right, power or remedy shall operate as a waiver thereof.

     14. Reasonable Care. Pledgees shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Securities in their possession if the Pledged Securities is accorded treatment substantially equal to that which Pledgees accords their own property, it being understood that Pledgees shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to the Pledged Securities. Pledgees shall not be responsible in any way for any depreciation in the value of the Pledged Securities.

     15. Further Assurances. Pledgor, at its sole cost and expense, will duly execute, acknowledge and deliver all instruments and take all action as Pledgees from time to time may request in order further to effectuate the intent and purposes of this Agreement.

     16. Termination. Upon receipt by Pledgees of payment in full of all Secured Indebtedness, this Agreement shall terminate, and Pledgees, at the request and expense of Pledgor, will execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to Pledgor the Pledged Securities or portion thereof then in its or the Pledgees' Representative's possession that has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

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     17.  Notices.  All notices and other  communications  under this  Agreement shall be in writing and either (a) delivered against a receipt therefor; (b) mailed by registered or certified mail, return receipt requested, postage prepaid, or (c) sent by telegram or telecopy, in each case addressed as follows:

                  (a) if to Pledgor, to:

                           Tradestar Services, Inc.
                           3451 Candelaria NE
                           Albuquerque, New Mexico 87107
                           Attn:  Frederick A. Huttner, Chief Executive Officer
                           Facsimile:  (505) 872-3303

                           with a copy (which shall not constitute notice) to:

                           Haynes and Boone, LLP
                           One Houston Center
                           1221 McKinney Street, Suite 2100
                           Houston, Texas 77010
                           Attention:  Bryce D. Linsenmayer, Esq.
                           Facsimile:  (713) 236-5540

or at such other address as Pledgor may have furnished to Pledgees in writing.

                  (b) if to Pledgees, to:

                           Larry M. Wright
                           911 Creek Wood Way
                           Houston, Texas 77024
                           Facsimile:   (713) 464-8048

                           Franklin M. Cantrell, Jr.
                           5555 Del Monte Drive
                           Suite 2305
                           Houston, Texas 77056-4121


                           with a copy (which shall not constitute notice) to:

                           Hirsch & Westheimer, P.C.
                           700 Louisiana, 25th Floor
                           Houston, Texas 77002
                           Attention: Bradley E. Rauch, Esq.
                           Facsimile:  (713) 223-9319

or at such other address as each Pledgees may have furnished to Pledgor in writing.

Any requirement of the Uniform Commercial Code of reasonable notice shall be met if such notice is mailed as provided in this Section 17 at least five (5) business days before the time of the sale, disposition or other event or provision hereof giving rise to the requirement for notice.

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     18. Provisions  Subject to Applicable Law. All rights,  powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the remainder of this Agreement and the validity of the other terms of this Agreement shall be in no way be affected thereby. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND IS PERFORMABLE IN HARRIS COUNTY, TEXAS.

     19. Miscellaneous. This Agreement shall be binding upon Pledgor and its successors and assigns and shall inure to the benefit of and be enforceable by Pledgees and their successors and assigns. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. A carbon, photographic or other reproduction of this Agreement or of any financing statement relating to this Agreement shall be sufficient as a financing statement. If any part of the Secured Indebtedness cannot be lawfully secured by this Agreement, or if any part of the Pledged Securities cannot be lawfully subject to the security interest hereof to the full extent of such Secured Indebtedness, then all payments made shall be applied on the Secured Indebtedness first in discharge of that portion thereof which is not secured by this Agreement. For the purposes of the Texas Uniform Commercial Code and other applicable law, Pledgor shall be the "Debtor" and Pledgees shall be the "Secured Parties".

     20. Benefits. Pledgor does hereby acknowledge that it has investigated fully the benefits and advantages that it will receive from the execution of this Agreement and Pledgor does hereby acknowledge, warrant and represent that its managers have found that a direct or indirect benefit will accrue to Pledgor by reason of its execution of this Agreement in favor of Pledgees. Pledgor further acknowledges that but for Pledgor's agreement to execute this Agreement and the Notes to be executed by Pledgor, Pledgees would not have made the loans evidenced by the Notes or accepted the Notes.

     21. Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and together which shall constitute one and the same instrument.

     22. Representation of Parties. Each of the parties signing below represents and warrants to the other that such party has the power and authority to execute this Agreement.

     23. Pledgees' Representative. The "Pledgees' Representative" means Hirsch & Westheimer, P.C. and its address is located at 700 Louisiana, 25th Floor, Houston, Texas 77002. .



                      [THE NEXT PAGE IS THE SIGNATURE PAGE]


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




         IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered as of date first written above.

                                   PLEDGOR:

                                   TRADESTAR SERVICES, INC.



                                   By: /s/ Clarence J. Downs
                                      ------------------------------------------
                                           Clarence J. Downs
                                           Chairman and Chief Executive Officer



                                   PLEDGEES:




                                   /s/ Larry M. Wright
                                   ---------------------------------------------
                                       LARRY M. WRIGHT




                                   /s/ Franklin M. Cantrell, Jr.
                                   ---------------------------------------------
                                       FRANKLIN M. CANTRELL, JR.


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